Monte Chesapeake Macro Strategies Fund (the “Fund”)

a series of Northern Lights Fund Trust II (the “Trust”)

Class A Shares (Symbol: MHBAX)

Class C Shares (Symbol: MHBCX)

Class I Shares (Symbol: MHBIX)

Supplement dated March 23, 2016

to the Prospectus and Statement of Additional Information (“SAI”)

dated July 14, 2015

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

At a Special Meeting of Fund Shareholders (“Special Meeting”) held on March 23, 2016, Shareholders of the Fund approved the following changes:

1.	Increase in Advisory Fee

Shareholders approved changes to the investment advisory agreement between the Trust, on behalf of the Fund, and the Fund’s adviser, Monte Capital Group LLC, that will increase the advisory fee rate paid by the Fund (the “Amended Advisory Agreement”) to 1.70% of the Fund’s average net assets.

2.	Addition of a Sub-Adviser

Also at the Special Meeting, Shareholders of the Fund approved a new sub-advisory agreement with Chesapeake Capital Corporation (the “New Sub-Advisory Agreement”). Chesapeake Capital Corporation (“Chesapeake”), located at 1721 Summit Avenue, Richmond VA 23230, is a registered investment adviser. Chesapeake is an Illinois corporation that has been in the investment management business since 1988, and has been a registered investment adviser since 2016. Chesapeake is principally owned indirectly (through Chesapeake Holding Company) by R. Jerry Parker, Jr. Mr. Parker also serves as Chairman and Chief Executive Officer of Chesapeake. As of October 31, 2015, Chesapeake had approximately $125 million in net assets under management (including Funds and individual clients), all managed on a discretionary basis.

The Amended Advisory Agreement and New Sub-Advisory Agreement will go into effect on March 29, 2016 and the changes will be reflected in the Fund’s Prospectus and SAI dated March 29, 2016.

You should read this Supplement in conjunction with the Prospectus and SAI for Class A, Class C and Class I shares dated July 14, 2015, as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-754-7934.